Exhibit 99.2

The	Supplementary	March 31, 2012
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by

The Chubb Corporation with the Securities and Exchange Commission, including the most recent

Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Adoption of New Accounting Pronouncement

Shareholders’ equity and book value per common share at December 31, 2011 and March 31, 2011 and return on equity and operating return on equity for the three months ended March 31, 2011 have been restated to reflect the adoption of new guidance issued by the Financial Accounting Standards Board related to the accounting for costs associated with acquiring or renewing insurance contracts. The adoption of this guidance decreased shareholders’ equity by $273 million as of December 31, 2010 and 2011 and each of the quarter-end balances within 2011. The effect of the adoption of the new guidance on net income for the three months ended March 31, 2012 and March 31, 2011 was not material.

(i)

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

MARCH 31, 2012

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	Mar. 31 2012		Dec. 31 2011
		% of Total		% of Total
			(Restated)
Invested Assets (at carrying value)
Short Term Investments	$1,772	4%	$1,893	4%
Fixed Maturities
Tax Exempt	20,032	47	20,211	47
Taxable	17,293	40	16,973	40
Equity Securities	1,620	4	1,512	4
Other Invested Assets	2,139	5	2,180	5

Total Invested Assets	$42,856	100%	$42,769	100%

Unrealized Appreciation of Investments
Fixed Maturities	$2,405		$2,422
Equity Securities	350		248

	2,755		2,670
Deferred Income Tax Liability	964		934

	$1,791		$1,736

Capitalization
Long Term Debt	$3,575		$3,575
Shareholders’ Equity	15,490		15,301

Total Capitalization	$19,065		$18,876

Debt as a Percentage of Total Capitalization	18.8%		18.9%

Actual Common Shares Outstanding	270.0		272.5

Book Value Per Common Share	$57.37		$56.15

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$51.58		$50.37

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Three Months Ended March 31, 2012	From December 2005 to March 31, 2012
Cost of Shares Repurchased	$301	$9,979

Average Cost Per Share	$68.44	$52.94

Shares Repurchased	4,391,046	188,481,639

During the period from December 2005 through December 2010, under several share repurchase authorizations the Board of Directors authorized the repurchases of a total of 185 million shares of the Corporation's common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation's common stock. The authorization has no expiration date. As of March 31, 2012, approximately $963 million remained under the share repurchase authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31 2012	Dec. 31 2011	Mar. 31 2012	Dec. 31 2011
	(in millions)
Short Term Investments	$780	$1,035	$780	$1,035
Taxable Fixed Maturities	1,133	955	1,163	983
Equity Securities	200	200	175	179
Other Invested Assets	26	27	26	27

TOTAL	$2,139	$2,217	$2,144	$2,224

PROPERTY AND CASUALTY
	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31 2012	Dec. 31 2011	Mar. 31 2012	Dec. 31 2011
	(in millions)
Short Term Investments	$992	$858	$992	$858
Fixed Maturities
Tax Exempt	18,638	18,786	20,032	20,211
Taxable	15,149	15,021	16,130	15,990
Equity Securities	1,070	1,064	1,445	1,333
Other Invested Assets	2,113	2,153	2,113	2,153

TOTAL	$37,962	$37,882	$40,712	$40,545

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation's equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Three Months Ended March 31
	2012	2011
	(in millions)
CORPORATE INVESTMENT INCOME	$7	$8

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$187	$192
Taxable Interest	116	116
Other	12	9
Investment Expenses	(7)	(7)

TOTAL	$308	$310

Effective Tax Rate	18.9%	18.6%

After-Tax Annualized Yield	3.21%	3.20%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31 2012	Dec. 31 2011	Mar. 31 2011
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,250	$13,958	$14,620
Rolling Year Statutory Net Premiums Written	$11,857	$11,778	$11,360
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.83:1	0.84:1	0.78:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

THREE MONTHS ENDED MARCH 31, 2012

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	3/31/12	12/31/11	Increase (Decrease)
	(in millions)
Personal Insurance
Automobile	$400	$404	$(4)	$(2)	$(2)
Homeowners	723	769	(46)	5	(51)
Other	885	902	(17)	11	(28)

Total Personal	2,008	2,075	(67)	14	(81)

Commercial Insurance
Multiple Peril	1,762	1,735	27	25	2
Casualty	6,327	6,274	53	43	10
Workers’ Compensation	2,451	2,392	59	53	6
Property and Marine	1,080	1,118	(38)	8	(46)

Total Commercial	11,620	11,519	101	129	(28)

Specialty Insurance
Professional Liability	7,218	7,180	38	24	14
Surety	78	75	3	4	(1)

Total Specialty	7,296	7,255	41	28	13

Total Insurance	20,924	20,849	75	171	(96)
Reinsurance Assumed	451	480	(29)	(28)	(1)

Total	$21,375	$21,329	$46	$143	$(97)

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(DOLLARS IN MILLIONS )

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	Personal Automobile		Homeowners		Other Personal		Total Personal
	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$164	$162	$555	$533	$221	$199	$940	$894
Decrease (Increase) in Unearned Premiums	2	1	63	68	(15)	(6)	50	63

Net Premiums Earned	166	163	618	601	206	193	990	957

Net Losses Paid	105	96	318	309	138	108	561	513
Increase (Decrease) in Outstanding Losses	(4)	5	(47)	44	(14)	1	(65)	50

Net Losses Incurred	101	101	271	353	124	109	496	563

Expenses Incurred	50	50	201	192	82	71	333	313

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$15	$12	$146	$56	$—	$13	$161	$81

Ratios After Dividends to Policyholders:

Loss	60.8%	62.0%	43.9%	58.8%	60.2%	56.5%	50.1%	58.8%
Expense	30.5	30.8	36.2	36.0	37.1	35.7	35.4	35.0

Combined	91.3%	92.8%	80.1%	94.8%	97.3%	92.2%	85.5%	93.8%

Premiums Written as a % of Total	5.6%	5.7%	18.8%	18.6%	7.5%	7.0%	31.9%	31.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Net Premiums Written	$261	$267	$450	$436	$298	$243	$396	$380	$1,405	$1,326
Decrease (Increase) in Unearned Premiums	20	15	(40)	(36)	(62)	(46)	(37)	(50)	(119)	(117)

Net Premiums Earned	281	282	410	400	236	197	359	330	1,286	1,209

Net Losses Paid	125	150	217	159	110	98	256	153	708	560
Increase (Decrease) in Outstanding Losses	26	41	55	64	60	31	(36)	153	105	289

Net Losses Incurred	151	191	272	223	170	129	220	306	813	849

Expenses Incurred	103	102	123	121	61	51	128	123	415	397

Dividends Incurred	—	—	—	—	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$27	$(11)	$15	$56	$(2)	$10	$11	$(99)	$51	$(44)

Ratios After Dividends to Policyholders:

Loss	53.7%	67.7%	66.4%	55.7%	74.2%	67.9%	61.3%	92.7%	63.6%	70.6%
Expense	39.5	38.2	27.3	27.8	21.0	21.6	32.3	32.4	29.7	30.1

Combined	93.2%	105.9%	93.7%	83.5%	95.2%	89.5%	93.6%	125.1%	93.3%	100.7%

Premiums Written as a % of Total	8.8%	9.3%	15.3%	15.3%	10.1%	8.5%	13.4%	13.3%	47.6%	46.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	Professional Liability		Surety		Total Specialty
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$538	$551	$64	$88	$602	$639
Decrease (Increase) in Unearned Premiums	57	53	13	(5)	70	48

Net Premiums Earned	595	604	77	83	672	687

Net Losses Paid	356	362	6	6	362	368
Increase (Decrease) in Outstanding Losses	42	(20)	3	9	45	(11)

Net Losses Incurred	398	342	9	15	407	357

Expenses Incurred	170	166	28	28	198	194

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$27	$96	$39	$39	$66	$135

Ratios After Dividends to Policyholders:

Loss	66.9%	56.6%	11.9%	18.3%	60.6%	52.0%
Expense	31.6	30.2	44.4	32.2	33.0	30.4

Combined	98.5%	86.8%	56.3%	50.5%	93.6%	82.4%

Premiums Written as a % of Total	18.2%	19.3%	2.2%	3.0%	20.4%	22.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,947	$2,859	$2	$—	$2,949	$2,859
Decrease (Increase) in Unearned Premiums	1	(6)	1	1	2	(5)

Net Premiums Earned	2,948	2,853	3	1	2,951	2,854

Net Losses Paid	1,631	1,441	20	26	1,651	1,467
Increase (Decrease) in Outstanding Losses	85	328	(29)	(30)	56	298

Net Losses Incurred	1,716	1,769	(9)	(4)	1,707	1,765

Expenses Incurred	946	904	1	—	947	904

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$278	$172	$11	$5	289	177

Increase in Deferred Acquisition Costs					14	25

GAAP Underwriting Income					$303	$202

Ratios After Dividends to Policyholders:

Loss	58.4%	62.2%	* %	* %	58.0%	62.0%
Expense	32.2	31.7	*	*	32.2	31.7

Combined	90.6%	93.9%	* %	* %	90.2%	93.7%

Premiums Written as a % of Total	99.9%	100.0%	0.1%	0.0%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2012	2011	2012	2011	2012	2011
Net Premiums Written	$2,082	$1,986	$867	$873	$2,949	$2,859
Decrease (Increase) in Unearned Premiums	103	126	(101)	(131)	2	(5)

Net Premiums Earned	2,185	2,112	766	742	2,951	2,854

Net Losses Paid	1,262	1,152	389	315	1,651	1,467
Increase (Decrease) in Outstanding Losses	(5)	98	61	200	56	298

Net Losses Incurred	1,257	1,250	450	515	1,707	1,765

Expenses Incurred	646	604	301	300	947	904

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$274	$250	$15	$(73)	289	177

Increase in Deferred Acquisition Costs					14	25

GAAP Underwriting Income					$303	$202

Ratios After Dividends to Policyholders:

Loss	57.7%	59.4%	58.7%	69.4%	58.0%	62.0%
Expense	31.1	30.5	34.7	34.4	32.2	31.7

Combined	88.8%	89.9%	93.4%	103.8%	90.2%	93.7%

Premiums Written as a % of Total	70.6%	69.5%	29.4%	30.5%	100.0%	100.0%

Property and casualty underwriting results for the first three months of 2011 reflect a reclassification of certain business that was previously considered outside the United States business and is now considered United States business. This reclassification had no impact on worldwide total amounts.

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders' equity. Average shareholders' equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders' equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders' equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation's available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders' equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Three Months Ended March 31
	2012	2011
	(dollars in millions)
		(Restated)
Annualized Net Income	$2,024	$2,036
Average Shareholders’ Equity	$15,396	$15,282

Return on Equity	13.1%	13.3%

Annualized Operating Income	$1,876	$1,620
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$13,632	$14,190

Operating Return on Equity	13.8%	11.4%